Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2012
Fair Value of Financial Instruments
Fair Value of Financial Instruments

9.         Fair Value of Financial Instruments

The carrying value of cash equivalents and demand notes approximates fair value due to the short maturity of the instruments; these are considered Level 1 fair value measurements. The estimated fair value of the notes payable—affiliate on the accompanying balance sheets at December 31, 2011 was approximately $155 million. The fair value was estimated using an income approach model based on market rates reflective of the remaining maturity and risk and, as a result, was considered a Level 2 fair value measurement.